UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 9, 2011

_________________________________

AGREE REALTY CORPORATION
(Exact name of registrant as specified in its charter)

__________________________________

Maryland	1-12928	38-3148187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31850 Northwestern Highway
Farmington Hills, MI  48334
(Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 737-4190

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 10, 2011, Agree Realty Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) related to the Company’s 2011 annual meeting of stockholders held on May 9, 2011.  This Form 8-K/A is being filed in part to update the disclosures made under Item 5.07 of the Original Form 8-K regarding the frequency of future non-binding, advisory votes on executive compensation.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2011, upon the recommendation of the Nominating and Corporate Governance Committee, John Rakolta, Jr. was appointed to the Board of Directors (the “Board”) of the Company, effective immediately, to fill the vacancy created by the increase in the size of the Board subject to re-election at the next annual meeting of the stockholders to be held in 2012.  Mr. Rakolta is the father-in-law of Michael Fitzgerald, the Company’s Vice President, Construction, and therefore, was determined by the Board not to be an independent director at this time.

Mr. Rakolta is the chairman and chief executive officer of Walbridge, a privately held, top-50 construction company founded in Detroit in 1916.  Mr. Rakolta serves as a director on the boards of The Community Foundation for Southeast Michigan, Detroit Downtown Partnership and Business Leaders for Michigan.  He is an Executive Committee member of the Michigan Economic Development Corporation.  Mr. Rakolta was appointed Romania’s Honorary Consul General to the United States in 1998.  He received a Bachelor of Science degree in Civil Engineering from Marquette University in 1970.

Mr. Rakolta is not a party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is he a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Item 5.07.	Submission of Matters to a Vote of Securities Holders.

As previously reported in the Original Form 8-K, in an advisory vote held at the annual meeting over a majority of the votes cast recommended that the Company hold future advisory votes on executive compensation on an annual basis.  In light of these voting results and other factors, the Board of Directors determined that the Company will hold future advisory votes on executive compensation on an annual basis until the next required non-binding advisory vote on the frequency of such votes on executive compensation.  The Company is required to hold advisory votes on frequency every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Dated: August 18, 2011	BY:	/s/ Alan D. Maximiuk
Alan D. Maximiuk
Vice President, Chief Financial Officer and Secretary